UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 3, 2012

CHURCHILL DOWNS INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Kentucky (State or Other Jurisdiction of Incorporation)	001-33998 (Commission File Number)	61-0156015 (IRS Employer Identification No.)

600 N. Hurstbourne Parkway, Suite 400, Louisville, Kentucky 40222
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (502) 636-4400

700 Central Avenue, Louisville, Kentucky 40208

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 8, 2012, the Board of Directors (the “Board”) of Churchill Downs Incorporated (the “Company”) approved Amended and Restated Articles of Incorporation of the Company (the “Restated Articles”), subject to the approval of the Company’s shareholders. The Company’s disclosure summarizing the changes contained in the Restated Articles as provided in the Company’s Definitive Proxy Statement on Schedule 14A dated May 3, 2012, is incorporated herein by reference. On June 14, 2012, the Company’s shareholders approved the Restated Articles and on July 3, 2012, the Company filed the Restated Articles with the Kentucky Secretary of State.

On March 8, 2012, the Board approved Amended and Restated Bylaws of the Company (the “Restated Bylaws”), to be effective as of the same date that the Restated Articles become effective. The Restated Bylaws provide for the following changes:

Article I, Section 1 – Offices. This section has been updated to reflect the change of the Company’s principal office address following the relocation to its new corporate headquarters.

Article II, Section 9 – Nature of Business. This section has been updated to add the requirement that a shareholder’s notice of business to be brought before the annual meeting of shareholders or for a nomination of a person to serve as a director of the Company must include disclosure of any derivative positions held by such shareholder and whether any hedging or other transaction has been entered into by such shareholder.

Article IV – Committees of the Board. This article has been updated to reduce the minimum size of each committee of the Board to at least three (3) directors and, because each committee is governed by a charter that is reviewed and updated by the Board each year, this article has been updated to remove certain outdated language that is potentially inconsistent with each committee’s charter.

Article XI – Fidelity Bonds. This article has been removed.

Other immaterial changes. The Restated Bylaws contain certain other ministerial changes to correct typographical errors and clarify or eliminate inconsistent or outdated language, in each case as specifically set forth in the Restated Bylaws. For example, references to “stockholders” were replaced with “shareholders,” the applicable term under Kentucky law.

The description of the Restated Articles and Restated Bylaws set forth above is only a summary of the changes and is qualified in its entirety by reference to Exhibits 3.1 and 3.2 to this Form 8-K. A copy of the Restated Articles of the Company is attached hereto as Exhibit 3.1 and incorporated by reference herein. A copy of the Restated Bylaws of the Company is attached hereto as Exhibit 3.2 and incorporated by reference herein.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

3.1	Amended and Restated Articles of Incorporation of Churchill Downs Incorporated effective July 3, 2012

3.2	Amended and Restated Bylaws of Churchill Downs Incorporated effective July 3, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHURCHILL DOWNS INCORPORATED

July 10, 2012	By:	/s/ Alan K. Tse
Alan K. Tse
Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

3.1	Amended and Restated Articles of Incorporation of Churchill Downs Incorporated, effective July 3, 2012.

3.2	Amended and Restated Bylaws of Churchill Downs Incorporated, effective July 3, 2012.

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